SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                                  FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934.

  Date of report (Date of earliest event reported): July 16, 2002

                        Commission File No. 000-26859


                                Javien, Inc.
          (Exact Name of Registrant as Specified in Its Charter)


         Delaware                          13-4067173
(State or Other Jurisdiction of     (I.R.S. Employer
Incorporation or Organization)       Identification No.)

    1801, 1 Yonge Street, Toronto, Ontario, Canada      M5E 1W7
           (Address of principal executive offices)  (ZIP Code)

                               (416) 214-7744
          (Registrant's Telephone Number, Including Area Code)



(Former Name or Former Address, if Changed Since Last Report)



ITEM 2.		ACQUITISION OR DISPOSITION OF ASSETS

	On November 22, 2002, the shareholders of SKW Technologies, Inc. d/b/a microCreditCard.com, a Virginia corporation ("MCC") voted to merge MCC with a wholly-owned subsidiary of the Registrant which had been incorporated in Virginia. MCC' shareholders had done so pursuant to the terms and conditions of an Acquisition Agreement dated as of July 1, 2002 and executed by the parties on November 22, 2002 with respect to the Registrants intentions to acquire all of the issued and outstanding shares of common stock of MCC in exchange for up to 6,138,668 shares of the Registrant's common stock.

	Under the terms of the Acquisition Agreement, effected by way of the merger referenced above, each share of MCC common stock is to be exchanged for two (2) shares of the Registrant's common stock. The Registrant projects that all 6,138,668 shares of its common stock will be issued upon completion of this transaction in exchange for all of the issued and outstanding shares of MCC's common stock. The Virginia corporation resulting from the merger of MCC with the Registrant's subsidiary will change its name to Javien Digital Payment Solutions, Inc. and will continue to operate as a wholly-owned subsidiary of the Registrant.

	MCC (soon to be known as Javien Digital Payment Solutions, Inc.) is an online payment processing and digital content management services company based in Virginia. Since 2000, MCC has implemented proprietary technology and services that allow digital content to be sold over the internet employing various payment and content protection options for users. Examples of transactions aided by MCC's technology and services include pay-per-view, daily or monthly subscriptions, micro-value transactions and layered content access. Customers of MCC include Forbes.com and Kiplinger.com.

	This transaction is a tax free stock-for-stock acquisition. The shares of the Registrant's common stock issued in this transaction will not be registered and will be issued pursuant to Rule 506 under Regulation D.

	Prior to the merger being effected, Mr. Richard Wolfli, the President and a director of the Registrant, was elected to the board of directors of MCC, while Mr. Leslie Poole, the Chief Executive Officer and a director of the Registrant, served as a consultant to the Registrant. Other than these relationships, which arose after the terms of the Acquisition Agreement had been negotiated and agreed to in principal, there were no material relationships between MCC and the Registrant prior to this transaction.


ITEM 5.		OTHER EVENTS

A.	On July 16, 2002, the Registrant completed a transaction to
acquire additional shares and securities convertible into shares of its Bahamas incorporated subsidiary, Javien Inc. ("Javien Bahamas"). In accordance with the terms of an Acquisition Agreement dated as of March 31, 2002, 11 minority shareholders of Javien Bahamas agreed to sell their shares to the Registrant in exchange for an aggregate of 530,880 shares of the Registrant's common stock. These shares of the Registrant's common stock will not be registered, being issued pursuant to Regulation S. The Registrant now owns 28,400,000 of Javien Bahamas' 28,490,000 issued and outstanding shares (99.7%), up from 27,140,000 Javien Bahamas' shares (95.3%) owned by the Registrant prior to the date of the Acquisition Agreement. Under the Acquisition Agreement, persons holding securities convertible into common shares of Javien Bahamas agreed to exchange such securities for Warrants entitling them to acquire shares of Javien common stock. Altogether, 13 persons received Warrants which entitle them to acquire an aggregate of up to 714,889 shares of the Registrant's common stock at exercise prices of between $0.37 and $1.10 per share, matching the effective exercise prices of the Javien
Bahamas securities acquired. Securities entitling 6 persons other than the Registrant to acquire up to 138,136 common shares Javien Bahamas remain outstanding in this subsidiary of the Registrant.

B.	On November 29, 2002, the Registrant's then sole director,
Mr. Richard Wolfli, appointed Mr. Leslie Poole and Mr. John Shore as directors of the Registrant to fill vacancies created by the earlier resignations of Mr. Karel Komarek and Mr. Peter Moulinos from the Registrant's Board. Both Messrs. Poole and Shore were previously principals of MCC. Mr. Poole was also appointed as the Registrant's President, Chief Executive Officer and Secretary on November 29, 2002.


ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of business acquired:

Financial statements for MCC have not been included with this Current Report on Form 8-K. Audited financial statements for MCC as at December 31, 2001 and for the year ended December 31, 2001 and unaudited financial statements for MCC as at September 30, 2002 and for the nine month period ended September 30, 2002 will be provided in a subsequent filing which the Registrant intends to file on or before January 21, 2003.

(b)	Pro forma Financial Information:

Pro forma financial information is not included with this Current Report on Form 8-K. Unaudited pro forma financial statements showing the combination of the Registrant with MCC as at December 31, 2001 and for the year ended December 31, 2001 and as at September 30, 2002 and for the nine months ended September 30, 2002 will be provided in a subsequent filing which the Registrant intends to file on or before January 21, 2003.

(c)	Exhibits:

2.1 Acquisition Agreement dated as of July 1, 2002 by and between the Registrant and MicroCreditCard, Inc.

10.1 Acquisition Agreement dated as of March 31, 2002 among the
Registrant and various security holders of Javien Inc., a Bahamas corporation, as listed in the schedules thereto.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JAVIEN, INC.


By:   [signed: L. Poole]             Date:  December 2, 2002
       Leslie E. Poole, President,
       Chief Executive Officer and Secretary



EXHIBIT INDEX



Exhibit No.

Description

Sequentially
Numbered Page



2.1 Acquisition Agreement dated as of July 1, 2002 by and between the Registrant and MicroCreditCard, Inc. (without schedules)

10.1 Acquisition Agreement dated as of March 31, 2002 among the Registrant and various shareholders of Javien Inc., a Bahamas corporation (without schedules)


EXHIBIT 2.1

ACQUISITION AGREEMENT

THIS AGREEMENT dated as of the 1st day of July, 2002 (the "Agreement"), by, between and among JAVIEN, INC., a company incorporated under the laws of the State of Delaware ("Javien"), MICROCREDITCARD, INC. ("MCC") a company incorporated under the laws of the State of Virginia, and all of the holders of the issued and outstanding shares of stock of MCC made a part hereof as may agree, in writing, to be bound by the terms of this Agreement (the "Sellers").
WHEREAS, the Sellers own a total of 3,069,334 shares of common stock, $0.01 par value, of MCC (the "MCC Shares"), representing all of the issued and outstanding common stock of MCC as of the date hereof;

AND WHEREAS, MCC has outstanding warrants, options and other securities entitling the holders thereof to purchase up to 1,421,300 shares of common stock of MCC at exercise prices of between $1.25 and $29.30 per share (collectively the "Other MCC Securities");

AND WHEREAS, the Sellers desire to sell and Javien desires to purchase all of the MCC Shares held by the Sellers;

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereby agree as follows:

1.0 Purchase and Sale - Sufficient of the Sellers hereby agree to sell, transfer, assign and convey to Javien and Javien hereby agrees to purchase, in a stock-for-stock acquisition, at least fifty-one percent (51%) of the MCC Shares, and the parties further agree that Javien, at its option, may thereafter effect a merger pursuant to which all of the remaining stockholders of MCC will agree to sell all of their MCC Shares for the same price and on the same terms and conditions set forth herein, such that MCC would thereafter become a wholly-owned subsidiary of Javien.

2.0 Purchase Price - The aggregate purchase price to be paid by Javien for the MCC Shares, if all Sellers accept this Agreement, shall be 6,138,668 newly issued shares of Javien, $0.001 par value voting common stock (the "Javien Shares"). The number of Javien Shares that each Seller shall be entitled to receive is equal to the number of MCC Shares held by such Seller multiplied by two
(2). As a result of the issuance of the Javien Shares, the Sellers, as a group, would own approximately thirty (30%) percent of Javien's equity capital on a fully diluted basis, before giving effect to the Placement to raise the Javien Additional Capital, as defined herein. Since the conversion prices for the Other MCC Securities is greater than the current price per share of the Javien Shares (adjusted as per 2 Javien Shares being equal to 1 MCC Share) the Other MCC Securities will most likely be cancelled in any subsequent merger.

3.0 Warranties, Representations and Covenants of Javien - In order to induce the Sellers and MCC to enter into this Agreement and to complete the transaction contemplated hereby, Javien warrants, represents and covenants to the Sellers and MCC that:

3.1 Organization and Standing. Javien is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation in every other state and jurisdiction in which it operates, prior to Closing, to the extent required by the laws of such states or jurisdictions, and will have full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business.

3.2 Capitalization. Javien's entire authorized equity capital as of Closing shall consist of 25,000,000 shares of voting common stock, $0.001 par value ("Javien Shares"). Immediately prior to the Closing, Javien will have issued and outstanding, 13,133,613 Javien Shares and no shares of preferred stock issued. Upon issuance, all of the Javien Shares will be validly issued, fully paid and non-assessable. In addition, immediately before the Closing, Javien will have warrants or convertible loan agreements (not including the securities issued by Javien as part of the Placement to secure the Javien Additional Capital, as defined herein) giving the holders the right to acquire up to 1,414,889 shares of Javien common stock. The relative rights and preferences of Javien's equity securities are set forth on the Certificate of Incorporation, as amended, and Javien's By-laws (Exhibit "C" hereto).

3.3 The By-laws of Javien provide that a simple majority of the shares voting at a stock holder's meeting at which a quorum is present may elect all of the directors of Javien. Cumulative voting is not provided for by the By-Laws or Certificate of Incorporation of Javien.

3.4 Ownership of Shares. By Javien's issuance of Javien Shares to the Sellers pursuant to this Agreement, the Sellers will thereby acquire good and marketable title thereto, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that such Javien Shares will not have been registered under the Securities Act of 1933, as amended (the "33 Act"), or any applicable state securities laws. All of the Javien Shares issued to Sellers shall be validly issued, fully-paid non-assessable shares of Javien common stock, with full voting rights, dividend rights, and right to receive the proceeds of liquidation, if any, as set forth in Javien's Certificate of Incorporation. The Javien Shares will be subject to Rule 144 restrictions as well as a one (1) year lock up agreement under and in conformity with Rule 144.

3.5 Taxes. Javien has filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid all taxes as shown on such returns. All of such returns are true and complete. Javien's income tax returns have never been audited by any authority empowered to do so.

3.6 Absence of Liabilities. As of the Closing Date Javien will have no material liabilities of any kind or nature, fixed or contingent, except as disclosed in Exhibit "B" attached hereto, or as otherwise disclosed in any public securities filing pursuant to the Exchange Act of 1934, as amended (the "Exchange Act"), and except for the costs, including legal and accounting fees and other expenses, in connection with this transaction, for which Javien agrees to be responsible and to pay in full at or before the Closing.

3.7 No Pending Actions. To the best of Javien's knowledge, there are no known material legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened against or affecting Javien, or against any of Javien's management and arising out of their operation of Javien. Javien has been in compliance with, and has not received notice of violation of any law or ordinance of any kind whatever, including, but not limited to, the 33 Act, the Rules and Regulations of the U.S. Securities and Exchange Commission (the "SEC"), or the Securities Laws and Regulations of any state. Javien is not an investment company as defined in, or otherwise subject to regulation under, the Investment Company Act of 1940.

3.8 Corporate Records. All of Javien's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation.

3.9 No Misleading Statements or Omissions. Neither this agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to the Sellers in connection herewith contains any untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

3.10 Validity of this Agreement. All corporate and other proceedings required to be taken by Javien in order to enter into and to carry out this Agreement will have been duly and properly taken at or before the Closing. This Agreement has been duly executed by Javien, constitutes a valid and binding obligation of Javien enforceable in accordance with its terms. The execution and delivery of this Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate Javien's Certificate of Incorporation or By-Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which Javien is a party or is bound or may be affected nor will such execution, delivery and carrying out violate any law, rule, regulation, or order, writ, injunction or decree of any court, regulatory agency or other governmental body.

3.11 Consents and Approvals. Except for the notices to be filed as described in this Agreement, Javien is not required to make any filing with, or obtain the consent or approval of, any person or entity as a condition to the consummation of the transactions contemplated by this Agreement.

3.12 Access to Books and Records. MCC will have full and free access to Javien's books and records during the course of this transaction prior to and at the Closing on reasonable notice.

3.13 Javien Information. Javien is a company currently reporting with the SEC and hereby warrants that all filings required to be made with the SEC under the 33 Act and the Securities Exchange Act of 1934, as amended (the "34 Act") and the regulations thereunder shall be current as at the Closing. MCC and the Sellers acknowledge their opportunity to review the relevant filings with the SEC which accurately reflect the information relating to Javien and the financial condition of Javien. There will have been no material change in the business, assets or condition (financial or otherwise) of Javien since the date of Javien's most recent filings with the SEC prior to the Closing, except with respect to the planned Placement to raise the Javien Additional Capital.

3.14 Javien Financial Condition. As of the Closing, Javien will have no assets or liabilities, except as disclosed in its most recent filings with the SEC, being the Annual Report on Form 10-KSB for Javien's fiscal year ended June 30, 2001 and the Quarterly Reports on Form 10-QSB for the quarters ended September 30, 2001 and December 31, 2001.

3.15 Directors and other Corporate Approvals. As of the Closing, Javien's Board of Directors, by meeting or consent, shall have properly authorized the matters described herein and any and all other required consents and approvals shall have also been obtained to allow Javien to proceed with the transactions contemplated hereby.

4.0
Warranties, Representations and Covenants of MCC:
In order to induce Javien to enter into this Agreement and to complete the transaction contemplated hereby, MCC warrants, represents and covenants to Javien that:

4.1 Organization and Standing and Conduct of Business. MCC is a corporation duly organized, validly existing and in good standing under the laws of the State of Virginia, will be qualified to do business as a foreign corporation in every other state and jurisdiction in which it operates to the extent required by the laws of such states or jurisdictions, and will have full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. Except as disclosed to Javien, MCC has no subsidiaries or any other investments or ownership interests in any corporation, partnership, joint venture or other business enterprise. Since the date of its last audited balance sheet, the business of MCC (and its subsidiaries, if applicable) has been conducted in the ordinary course, and there have been no material adverse changes in the business, prospects, operations, earnings, assets or financial condition of MCC and its subsidiaries between that date and the Closing Date. In addition, no director or officer of MCC has received any additional compensation (over and above their ordinary course compensation) for management services required to assist with the completion of this Agreement.

4.2 Capitalization. MCC's entire authorized equity capital as of closing shall consist of 100,000,000 shares of voting common stock, $0.01 par value (the "MCC Shares"). As of the Closing, MCC will have issued and outstanding 3,069,334 MCC Shares. The relative rights and preferences of MCC's equity securities are set forth on the Certificate of Incorporation, as amended, and MCC's By-laws, all of which are attached as Exhibit "D" hereto. MCC has also issued a warrant conditionally entitling the holder to acquire 329,730 MCC Shares and has issued stock options to directors, officers and employees entitling the holders to acquire an aggregate of 1,091,570 MCC Shares. There are no other voting or equity securities authorized or issued, not any authorized or issued securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which MCC is bound, calling for the issuance of any additional shares of common stock or any other voting or equity security.

4.3 Pending Actions.   There are no known material legal actions,
lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting MCC except as may be described in Exhibit "F" attached hereto. MCC is not knowingly in material violation of any law, material ordinance or regulation of any kind whatever, including, but not limited to laws, rules and regulations governing the sale of its services, the 33 Act, the 34 Act, the Rules and Regulations of the SEC, or the Securities Laws and Regulations of any state or nation.

4.4 Government and Regulation. MCC holds the licenses and registrations set forth on Exhibit "G" hereto from the jurisdictions set forth therein, which licenses and registrations are all of the licenses and registrations necessary to permit MCC to conduct its current business. All of such licenses and registrations are in full force and effect, and there are no proceedings, hearings or other actions pending that may affect the validity or continuation of any of them. No approval of any other trade or professional association or agency of government other than as set forth on Exhibit "G" is required for any of the transactions effected by this Agreement, and the completion of the transactions contemplated by this Agreement will not, in and of themselves, affect or jeopardize the validity or continuation of any of them.

4.5 Ownership of Assets Except for any encumbrances set forth in Exhibit "H" attached hereto, MCC has good, marketable title, without any liens or encumbrances of any nature whatever (except for any landlord's lien in respect of MCC's leased office space), to all of the following, if any: assets, properties and rights of every type and description, including, without limitation, all cash on hand and in banks, certificates of deposit, stocks, bonds, and other securities, good will, customer lists, its corporate name and all variants thereof, trademarks and trade names, copyrights and interests thereunder, licenses and registrations, pending licenses and permits and applications therefor, inventions, processes, know-how, trade secrets, real estate and interests therein and improvements thereto, machinery, equipment, vehicles, notes and accounts receivable, fixtures, rights under agreements and leases, franchises, all rights and claims under insurance policies and other contracts of whatever nature, rights in funds of whatever nature, books and records and all other property and rights of every kind and nature owned or held by MCC as of this date, and will continue to hold such title on and after the completion of the transactions contemplated by this Agreement; nor, except in the ordinary course of its business, has MCC disposed of any such asset since the date of the most recent balance sheet described in subsection 4(l) of this Agreement.

4.6 No Interest in Suppliers, Customers, Landlords or Competitors. MCC is not aware of any Sellers or any member of their families or their affiliates, as applicable, having any material interest of any nature whatever in any supplier, customer, landlord or competitor of MCC.

4.7 No Debt Owed by MCC to Sellers. Except as set forth in Exhibit "I" attached hereto, MCC does not owe any money, securities, or property to any person, including, without limitation, any of the Sellers or any member of their families or to any company controlled by such a person, directly or indirectly. To the extent that MCC may have any undisclosed liability to pay any sum or property to any of the Sellers or any member of their families, such liability is hereby forever irrevocably released and discharged by all such Sellers.

4.8 Complete Records. All of MCC's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation.

4.9 No Misleading Statements or Omissions. Neither this Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to Javien in connection herewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

4.10 Validity of this Agreement. All corporate and other proceedings required to be taken by MCC in order to enter into and carry out this Agreement have been duly and properly taken. This Agreement has been duly executed by MCC and constitutes the valid and binding obligation of MCC, enforceable in accordance with its terms except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights. The execution and delivery of this Agreement and the carrying out of its purposes will not result in the breach of any of the terms and conditions of, or constitute a default under or violate, MCC's Certificate of Incorporation or By-Laws, or any material agreement, lease, mortgage, bond, indenture, license or other material document or undertaking, oral or written, to which MCC is a party or is bound or may be affected. Such execution, delivery and carrying out will not violate any law, rule or regulation or any order, injunction or decree, of any court, regulatory agency or other governmental body.

4.11 Consents and Approvals: Compliance with Laws. As of the Closing, MCC's Board of Directors and shareholders, by meeting or consent shall have properly authorized the matters described in herein. MCC is not required to make any filing with, or obtain the consent or approval of, any person or entity as a condition to the consummation of the transactions contemplated by this Agreement. The business of MCC has been operated in material compliance with all laws, rules, and regulations applicable to its business, including, without limitation, those related to securities matters, trade matters, environmental matters, public health and safety, and labor and employment.

4.12 MCC Financial Statements. MCC's financial statements as of and for the period from inception to the end of its latest fiscal year and latest fiscal quarter, being December 31, 2001 and March 31, 2002, respectively, will be provided to Javien and annexed hereto as Exhibit "E". The MCC financial statements accurately describe MCC's financial position as of the dates thereof. The MCC financial statements have been prepared in accordance with generally accepted accounting practices in the United States ("GAAP") (or as permitted by regulation S-X, S-B, and/or the rules promulgated under the 33 Act and the 34 Act) and for the period from inception to the end of its latest fiscal year audited by independent certified public accountants with SEC experience, with unaudited financial statements prepared in accordance with GAAP for any fiscal quarter(s) completed subsequent to MCC's fiscal year end and prior to the date of Closing. MCC further represents and warrants that the overall financial condition of MCC at Closing shall not be materially worse than the financial condition of MCC as at September 30, 2001.

4.13 MCC's Corporate Summary. MCC's current business plan accurately describes MCC's business, assets, proposed operations and management as of the date thereof; and there have been no material adverse changes affecting MCC. Notwithstanding the preceding representations and warranties in this subsection 4(m), no warranties or representations are made by MCC as to any financial projections contained within the business plan.

4.14 No Solicitation. Since the date of the Letter of Intent signed between the parties until the date of Closing, none of MCC's officers, directors, employees or agents have solicited or encouraged directly or indirectly, in any manner or had any discussion with, or furnished or cause to be furnished, any information to, any person other than Javien in connection with, or negotiate for or otherwise pursue, the sale of the MCC Shares or Other MCC Securities, or the capital stock of any of MCC's subsidiaries, or any business combination or acquisition of MCC or its subsidiaries with any other party. MCC has promptly informed Javien of any inquiries or proposals with respect to the foregoing.

4.15 Significant Agreements. MCC has disclosed to Javien, prior to Closing, all of the following significant agreements:
All employment, advisory or consulting contracts;
Any plan(s) providing for employee benefits of any nature;
All leases with respect to any property or equipment;
Any and all contracts or commitments for any current expansion; Any contract(s) or commitment(s) pursuant to which MCC has assumed, guaranteed, endorsed or otherwise become liable for any obligation of any other person, firm or organization;
Any contract(s), agreement(s), understanding(s), commitment(s) or arrangement(s), other than in the normal course of business, not otherwise set forth in this Agreement or any Exhibit hereto; or Any agreement(s) with any person(s) relating to the dividend, purchase or sale of securities, that has not been settled by the delivery of payment of securities when due, and which remains unsettled upon the date of this Agreement.

4.16 Taxes. As of the day prior to the Closing Date, MCC shall have filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid all taxes as shown on such returns. All of such returns are true and complete. MCC's income tax returns have never been audited by any authority empowered to do so.

4.17 Absence of Liabilities. As of the Closing Date, MCC will have no liabilities of any kind or nature, fixed or contingent, except as disclosed to Javien hereby and except for reasonable costs, including reasonable legal and accounting fees and other expenses, incurred in connection with this transaction.

4.18 Intellectual Property. As at the Closing Date, MCC shall have and maintain ownership over or possess valid and binding licenses and other rights to use all of its current intellectual property and related intangible assets, including, without limitation, all copyrights, trademarks, and any patents owned or licensed, and these assets (including MCC's exclusive processes) will not be subject to any lien, encumbrance or litigation at the time of Closing.

4.19 All Necessary Assets. As at the Closing Date, MCC's assets shall include all items necessary for continued operations, including all current (or acquired prior to Closing) operational components such as computers, printed materials, invoices, customer lists, vendor lists, exclusive sales contracts, copies of purchase agreements and any and all relative items necessary to conduct the daily operational procedures of MCC.

4.20 Corporate Records. All of MCC's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation. Javien will have full and free access to MCC's books and records during the course of this transaction prior to and at the Closing on reasonable notice.

4.21 No Misleading Statements or Omissions. Neither this agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to Javien in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

4.22 Continued Operations. MCC shall continue to use its best efforts to maintain and expand its customer base, shall operate in accordance with prudent business practices, and shall be in as good as, if not in an improved financial condition, as at the Closing Date as compared to MCC's financial condition as at December 31, 2001.

5.0 Warranties, Representations and Covenants of Sellers:
 In order to induce Javien to enter into this Agreement and to complete the transaction contemplated hereby, each of the Sellers executing this Agreement (by executing it directly or by executing a separate acknowledgment and acceptance form), severally and not jointly, warrants, represents, and covenants with respect to himself or herself and his or her stock sold to Javien hereby (but not with respect to any other Seller or any other Seller's stock) to Javien that:

5.1 Ownership of MCC Shares. Such Seller is the sole principal owner of the MCC Shares registered in his, her or its name as set forth in Exhibit "B" hereto, free and clear of all liens, encumbrances, and restrictions whatsoever, and these MCC Shares are held by each Seller for such Seller's exclusive benefit and not with a view to resale. By such Seller's transfer of his, her or its MCC Shares to Javien pursuant to this Agreement, Javien will thereby acquire such MCC Shares free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that the MCC Shares so acquired will not have been registered under the 33 Act, or any applicable state securities laws.

5.2 Ownership of Other MCC Securities. Each Seller, if a holder of Other MCC Securities registered in his, her or its name acknowledges that all such Other MCC Securities shall be cancelled if all of the transactions contemplated of this Agreement are effected.

5.3 Pending Actions. No Seller is aware of any material legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting the Sellers resulting from their operation of MCC (if the Seller is a member of MCC's management), except as described in Exhibit "F" attached hereto (if any).

5.4 No Interest in Suppliers, Customers, Landlords or Competitors. No Seller nor any member of any Seller's families or their affiliates, as applicable, have any material interest of any nature whatever in any supplier, customer, landlord or competitor of MCC.

5.5 Validity of this Agreement. All proceedings (including any corporate proceedings by any corporate Seller) required to be taken by such Seller in order to enter into and carry out this Agreement have been duly and properly taken. This Agreement has been duly executed by or on behalf of such Seller (either directly or by the Seller's execution of a separate acknowledgment and acceptance form) and constitutes a valid and binding obligation on each such Seller, enforceable in accordance with its terms except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights. The execution and delivery of this Agreement and the carrying out of its purposes will not result in the breach of any of the terms and conditions of, or constitute a default under or violate, any material agreement, lease, mortgage, bond, indenture, license or other material document or undertaking, oral or written, to which such Sellers is a party or are bound or may be affected. Such execution, delivery and carrying out will not violate any law, rule or regulation or any order, with injunction or decree, of any court, regulatory agency or other governmental body.

5.6 Consents and Approvals: Compliance with Laws. As of the Closing, such Seller, by meeting or by consent (which may be met by its acceptance of this Agreement, in writing) shall have properly authorized the matters described in herein. Such Seller is not required to make any filing with, or obtain the consent or approval of, any person or entity as a condition to the consummation of the transactions contemplated by this Agreement.

6.0 Indemnification. All representations, warranties, covenants and agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of this Agreement and payment pursuant thereto. Javien hereby agrees to indemnify, defend, and hold harmless MCC and the Sellers from and against any damage, loss, liability, or expense (including without limitation, reasonable expenses of investigation and reasonable attorney's fees) arising out of any wilful material misrepresentation of any fact, warranty, covenant, or agreement made by Javien in this Agreement. MCC hereby agrees, jointly and severally, to indemnify, defend, and hold harmless Javien from and against any damage, loss, liability, or expense (including without limitation, reasonable expenses of investigation and reasonable attorney's fees) arising out of any willful material misrepresentation of any fact, warranty, covenant, or agreement made by MCC in this Agreement. Each of the Sellers hereby, severally and not jointly, agrees to indemnify, defend, and hold harmless Javien from and against any damage, loss, liability, or expense (including without limitation, reasonable expenses of investigation and reasonable attorney's fees) arising out of any wilful material misrepresentation of any fact, warranty, covenant, or agreement made by each such Seller in this Agreement.

7.0 Restricted Shares: Legend. The Javien Shares issued to Sellers hereunder will be "restricted securities" as defined in Rule 144 under the 33 Act and each stock certificate issued to Sellers hereunder, will bear the usual restrictive legend to such effect. Appropriate Stop Transfer instructions will be given to Javien's stock transfer agent.

8.0 Conditions Precedent to Closing
(a) The obligations of the Sellers and MCC under this Agreement shall be and are subject to each of the following conditions being fulfilled, prior to or at the Closing :
(i) Javien's representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time, and Javien will deliver an executed certificate confirming the foregoing;
(ii) Javien shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing;
(iii) Javien shall secure access to additional working capital, through the issuance of further equity or debt or the entering into of a credit facility or bridge financing arrangement, or one or more of same (the "Placement"), whereby $450,000 of additional cash resources are available to Javien, over and above Javien's cash resources as at December 31, 2001 (the "Javien Additional Capital"). The form of convertible loan agreement which Javien expects to issue prior to Closing in order to comply with this condition is attached as Exhibit "A" hereto;
(iv) Javien's directors, by proper and sufficient vote taken either by consent or at a meeting duly and properly called and held, shall have properly approved all of the matters required to be approved by Javien's directors, including this Agreement and the transactions contemplated hereby;
(v) The Acquisition will be subject to completion of due diligence by MCC. From the date hereof until July 8, 2002 (the "Cutoff Date"), representatives of MCC shall have access to the personnel, assets, properties, books, records, accounts, agreements and commitments of Javien for the purposes of inspecting those items and conducting reasonable due diligence investigations. MCC shall have the right to conduct personal investigations into any of the current senior managers of Javien as part of their due diligence investigations. On or before the Cutoff Date, MCC shall be entitled to terminate this Agreement should, as a result of due diligence investigations, MCC becomes aware of any adverse material fact relating to the business or affairs of Javien (or individuals involved with Javien) that have not been disclosed as of the date hereof;
(vi) Javien shall have received all required approvals and consents, as may be necessary, from its Board of Directors and any necessary governmental authorities and agencies and third parties not later than July 15, 2002; and
(vii) MCC, with the active assistance of Javien, shall have qualified all Javien Shares and Javien Securities under Rule 506 of the 33 Act and shall effect all necessary filings required by the 33 Act and any applicable state securities laws with respect to the issuances contemplated herein.
(b) The obligations of Javien under this Agreement shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:
(i) MCC's and each of the Sellers' representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time, and MCC and each of the Sellers will deliver an executed certificate confirming the foregoing;
(ii) The Sellers and MCC shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of Closing;
(iii) Sellers holding not less than fifty one (51%) percent of the MCC Shares shall have each consented to the terms of this Agreement, by instrument in writing, which instrument shall also confirm the intent to sell their MCC Shares to Javien;
(iv) This Agreement will be subject to completion of due diligence by Javien. From the date hereof until the Cutoff Date, representatives of Javien and shall have access to the personnel, assets, properties, books, records, accounts, agreements and commitments of MCC for the purposes of inspecting those items and conducting reasonable due diligence investigations. Javien shall have the right to conduct personal investigations of all or any of the MCC shareholders and any MCC staff who will hold a managerial (or director) level position in Javien following Closing, and such individuals shall provide all necessary permissions, written or otherwise, to allow same. On or before the Cutoff Date, Javien shall be entitled to terminate this Agreement should, as a result of due diligence investigations, Javien becomes aware of any adverse material fact relating to the business or affairs of MCC (or individuals involved with MCC) that have not been disclosed as of the date hereof;
(v) No later than the last business day preceding the Cutoff Date, MCC shall provide to Javien the audited financial statements of MCC for the fiscal year ended December 31, 2001, as well as unaudited financial statements of MCC for the quarterly period ended March 31, 2002, all prepared in accordance with generally accepted accounting principles;
(vi) As soon as possible following the Cutoff Date, and no later than the business day preceding the Closing Date, MCC shall provide to Javien the unaudited (but reviewed) financial statements of MCC for the quarterly period ended June 30, 2002, again prepared in accordance with generally accepted accounting principles. Should any material adverse change be noted in such financial statements when compared with the unaudited financial statements for the same period provided by MCC prior to the Cutoff Date, Javien shall have the right to terminate this Agreement and seek compensation from MCC for out of pocket expenses incurred by Javien with respect to this Agreement; and
(vii) MCC shall have received all required approvals and consents, as may be necessary, from its Board of Directors, shareholders, governmental authorities and agencies and third parties not later than July 15, 2002; and
(viii) Leslie Poole shall have entered into an employment agreement with Javien not later than July 1, 2002 such that he shall be entitled to receive salary from Javien as its Chief Executive Officer commencing not later than July 1, 2002. Mr. Poole shall also be entitled to a $10,000 signing bonus, subject to the terms contained in his employment agreement. This "early hire" of Mr. Poole, who is not one of the key MCC shareholders, shall not be construed so as to have this Agreement treated as a "non-arm's length" transaction.
(c) In order to effect the acquisition on the above basis, Javien and MCC hereby agree that they will each use their best efforts to encourage the exercise of all vested options and warrants to acquire the MCC Shares to be exercised for MCC Shares so as to be exchanged for Javien Shares at Closing. The parties recognize that this proposal may not be satisfactory to all Sellers holding Other MCC Securities, but that such parties shall be advised by MCC and will understand that their Other MCC Securities will otherwise be cancelled if all of the transactions contemplated by this Agreement are effected.

9.0 Termination. This Agreement may be terminated at any time before or at Closing, by;

9.1 The mutual agreement of the parties;

9.2 As provided in this Agreement; or

9.3 Any party, if any legal proceeding has been instituted or is threatened, which may delay, restrain or prevent the consummation of this Agreement.
Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, except as otherwise noted in this Agreement each party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

10.0 Exhibits. All Exhibits attached hereto are incorporated herein by this reference as if they were set forth in their entirety.

11.0 Miscellaneous Provisions. This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral. This Agreement may not be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of this Agreement shall not be deemed a waiver or relinquishment of such rights or powers at any other time or times.

12.0 Closing.

12.1 The Closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of McGuireWoods LLP, 1750 Tysons Boulevard, Suite 1800, McLean, Virginia 22102 at 1:00 p.m. on August 14, 2002 (the "Closing Date"). At the Closing, all of the documents and items referred to herein shall be exchanged.

12.2 At Closing, Javien shall acquire control of MCC, including all of MCC's fixed assets, corporate accounts, accounts receivables, and liabilities.

12.3 Subject to any decisions by the management of both Javien and MCC regarding re-hiring of MCC's current employees by Javien or another company affiliated with Javien, any MCC employees as may be requested shall enter into new employment agreements with Javien or one of its affiliated companies, as the case may be, to be effective as at the Closing Date.

13.0 Post-Closing.

13.1 The Sellers shall have the right to nominate two individuals to serve as members of Javien's Board of Directors and Javien shall use its best efforts to ensure that such individuals are either elected or appointed to serve as Directors of Javien as soon as reasonably possible following Closing. In the case of any dispute among the Sellers as to the identities of such nominees, Javien shall be entitled to accept direction as to which individuals to nominate to its Board of Directors from Sellers who held a majority of the issued and outstanding MCC Shares prior to Closing.

13.2 The post-Closing management structure is contemplated to be as follows:
* Richard Wolfli, Chairman of the Board of Directors and
President;
* Leslie Poole, Chief Executive Officer; and Director;
* the offices of Chief Financial Officer, Corporate Secretary and other senior management personnel to be determined by Mr. Wolfli and Mr. Poole, subject to the approval of Javien's Board of Directors.

13.3 Javien will file a Notice of Material Change on Form 8-K or similar document with the Securities and Exchange Commission (the "SEC") within fifteen (15) days of Closing and shall have other SEC filing obligations with respect to the Closing within sixty
(60) days of Closing. Former MCC staff and the Sellers shall make every effort to assist Javien, as requested by Javien, in meeting such obligations.

13.4 All former MCC staff or Sellers, who, under SEC rules, become obligated to file Insider Trading Reports shall file the appropriate forms (Form 3, Form 4 and Form 5) with the SEC, as necessary.

13.5 Following the expiration of the one year lock-up agreement, the Javien Shares held by the Sellers shall remain restricted such that the Sellers shall only be allowed to sell Javien Shares acquired in this transaction every four (4) months (or 120 days) under Rule 144 guidelines, which guidelines are subject to amendment by the SEC from time to time.

14.0 Prohibited Actions. Between the date hereof and the date of the Closing, MCC will not, except with the prior written consent of Javien:

14.1 issue or sell any stock, bonds, or other corporate securities and shall immediately notify Javien of the exercise of any outstanding Other MCC Securities for MCC Shares;

14.2 incur any obligation or liability (absolute or contingent), except current liabilities incurred, and obligations under contracts entered into, other than in the ordinary course of business;

14.3 discharge or satisfy any lien or encumbrance or pay any obligation or liability (absolute or contingent) other than in the ordinary course of business;

14.4 make any dividend or other payment or distribution to its shareholders or purchase or redeem any shares of its capital stock other than in the ordinary course of business;

14.5 mortgage, pledge, create a security interest in, or subject to a lien or other encumbrance, any of its assets, tangible or intangible, other than in the ordinary course of business;

14.6 sell or transfer any of its tangible assets or cancel any debts or claims except in each case in the ordinary course of business other than in the ordinary course of business;

14.7 sell, assign, or transfer any trademark, trade name, patent, or other intangible asset;

14.8 waive any right of any material value other than in the ordinary course of business; or

14.9 enter into any other transaction other than in the ordinary course of business, and MCC shall inform Javien of all material ordinary course of business transactions which take place on or before Closing.

15.0 Further Instruments. From time to time, as and when requested by the either of the parties or by its successors or assigns, the other party will execute and deliver, or cause to be delivered, all such deeds and other instruments; and will take or cause to be taken such further or other action as the parties may deem necessary or desirable in order to vest in and confirm to the purchaser title to and possession of all its property, rights, privileges, possessions, and franchises and otherwise to carry out the intents and purposes of this agreement.

16.0 Governing Law and Attornment. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and the laws of the United States applicable therein. Javien, MCC and each of the Sellers hereby agrees that any disputes hereunder shall be adjudicated by the courts of the State of Delaware and each of the parties hereto hereby attorns to the jurisdiction of such courts..

17.0 Counterparts and Facsimile Execution. This Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto. Delivery of this Agreement may be effected by any of the parties by facsimile transmission of the execution page, or in the case of any Seller, facsimile transmission of their written acknowledgment and acceptance of this Agreement, to Javien and MCC, and each of the parties hereto agrees to accept such facsimile transmissions as if they were an original.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.

Javien, Inc.						microCreditCard, Inc.



By:	/s/ Richard J. Wolfli___________		By:	/s/ L. Poole
Richard J. Wolfli, Chairman				Leslie E. Poole,
President




LIST OF EXHIBITS


Exhibit "A"	Form of Convertible Loan Agreement

Exhibit "B"	Javien Material Liabilities

Exhibit "C"	True and correct copies of Javien's Certificate of
Incorporation, all amendments thereto and all current By-laws

Exhibit "D"	True and correct copies of MCC's Certificate of
Incorporation, all amendments thereto and all current By-laws

Exhibit "E"	MCC's audited financial statements for the year
ended December 31, 2001 and unaudited statements for the quarter ended March 31, 2001

Exhibit "F" Pending litigation involving MCC or any Seller

Exhibit "G"	MCC's Required Permits and Licenses

Exhibit "H"	MCC's Permitted Encumbrances

Exhibit "I"	MCC Material Liabilities





EXHIBIT 10.1

ACQUISITION AGREEMENT


	THIS AGREEMENT dated as of the 31st day of March, 2002 (the "Agreement"), by, between and among JAVIEN, INC., a company incorporated under the laws of the State of Delaware ("Javien" or the "Company") and the persons listed on Exhibit "A" attached hereto and made a part hereof (the "Sellers"), being all of the remaining shareholders of JAVIEN INC., a company incorporated under the laws of the Bahamas, having its registered office in Nassau, the Bahamas ("JB"), other than Javien, which is itself a shareholder of JB.

WHEREAS, certain of the Sellers own a total of 1,350,000 shares of common stock, $1.00 par value, of JB (the "Shares"), representing less than five (5%) percent of the issued and outstanding common stock of JB and certain of the Sellers hold warrants entitling them to purchase up to 1,834,869 shares of JB common stock at exercise prices of between CDN$0.25 and CDN$0.75 per share (the "Warrants");

AND WHEREAS, the Sellers desire to sell and Javien desires to purchase all of the Shares and Warrants held by the Sellers;

AND WHEREAS, Javien desires to acquire all the remaining issued and outstanding shares of JB common stock not held by it from the Sellers;

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereby agree as follows:

1.0 Purchase and Sale - The Sellers hereby agree to sell, transfer, assign and convey to Javien and Javien hereby agrees to purchase and acquire from the Sellers:

1.1 A total of 1,350,000 shares of common stock of JB, which equates to approximately four and seventy four one hundredths (4.74%) percent of all of JB's 28,490,000 currently issued and outstanding shares of common stock, in a stock-for-stock acquisition; and

1.2 Warrants with the right to acquire up to 1,834,869 shares of JB common stock at exercise prices of between CDN$0.25 and CDN$0.75 per share.

2.0 Purchase Price -

2.1 The aggregate purchase price to be paid by Javien for the Shares shall be 568,800 newly issued shares of Javien (0.42133 US Shares for each Share), $0.001 par value voting common stock (the "US Shares"). The US Shares will be issued to the individual Sellers in accordance with Exhibit "B" attached hereto. As a result of the issuance of the US Shares, the Sellers, as a group, assuming all accept this agreement, shall own approximately four and three tenths (4.3%) percent of the shares of Javien common stock outstanding following the closing of the transaction contemplated hereby, which would result in the total issued and outstanding shares of Javien common stock (following the issuance of the US Shares to the Sellers, if all accept) of being 13,171,533 shares.

2.2 The aggregate purchase price for the Warrants shall be newly issued warrants of Javien entitling the Sellers to purchase up to 773,090 shares of Javien common stock ("US Warrants"), based on a conversion ratio of 0.42133 US Shares for each Share, which also results in exercise prices of between USD$0.37 to USD$1.10 through applying the conversion rate to the exercise prices of the Warrants, together with a currency exchange ratio of US$1.00 equalling CDN$1.62. The US Warrants will be issued to the individual Sellers in accordance with Exhibits "C-1" and "C-2" attached hereto and contain substantially the same terms and conditions as the Warrants, in accordance with the form of US Warrant attached as Exhibit "D" hereto.

3.0 Warranties, representations and Covenants of Javien - In order to induce the Sellers to enter into this Agreement and to complete the transaction contemplated hereby, Javien warrants, represents and covenants to Sellers that:

3.1 Organization and Standing. Javien is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and will be qualified to do business as a foreign corporation in every other state and jurisdiction in which it operates to the extent required by the laws of such states or jurisdictions, and will have full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business.

3.2 Capitalization. Javien's entire authorized equity capital as of Closing shall consist of 25,000,000 shares of voting common stock, $0.001 par value. As of the Closing, assuming all of the Sellers holding Shares agree to sell these Shares to Javien in accordance with the terms hereof, Javien will have issued and outstanding, 13,171,533 shares of voting common stock, $0.001 par value and no shares of preferred stock issued. Upon issuance, all of the Javien common stock will be validly issued, fully paid and non-assessable. The relative rights and preferences of Javien's equity securities are set forth on the Certificate of Incorporation, as amended, and Javien's By-laws (Exhibit "E" hereto). Except as described in this Agreement there are no other voting or equity securities authorized or issued, no authorized or issued securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which Javien is bound, calling for the issuance of any additional shares of common stock or any other voting or equity security, except warrants or convertible loan agreements to acquire up to 5,973,091 additional US Shares (including the US Shares issuable upon exercise of the US Warrants issuable hereby) as at Closing. The By-laws of Javien provide that a simple majority of the shares voting at a stock holder's meeting at which a quorum is present may elect all of the directors of Javien. Cumulative voting is not provided for by the By-Laws or Certificate of Incorporation of Javien.

3.3 Ownership of Shares. By Javien's issuance of US Shares to the Sellers pursuant to this Agreement, the Sellers will thereby acquire good, absolute marketable title thereto, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that such US Shares will not have been registered under the Securities Act of 1933 (the "33 Act"), or any applicable state or other applicable securities laws.

3.4 No Pending Actions. To the best of Javien's knowledge, there are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened against or affecting Javien, or against any of Javien's management and arising out of their operation of Javien. Javien has been in compliance with, and has not received notice of violation of any law or ordinance of any kind whatever, including, but not limited to, the 33 Act, the Rules and Regulations of the SEC, or the Securities Laws and Regulations of any state. Javien is not an investment company as defined in, or otherwise subject to regulation under, the Investment Company Act of 1940.

3.5 No Misleading Statements or Omissions. Neither this agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to the Sellers in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

3.6 Validity of this Agreement. All corporate and other proceedings required to be taken by Javien in order to enter into and to carry out this Agreement will have been duly and properly taken at or before the Closing. This Agreement has been duly executed by Javien, constitutes a valid and binding obligation of Javien enforceable in accordance with its terms. The execution and delivery of this Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate Javien's Certificate of Incorporation or By-Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which Javien is a party or is bound or may be affected nor will such execution, delivery and carrying out violate any law, rule, regulation, or order, writ, injunction or decree of any court, regulatory agency or other governmental body.

3.7 Consents and Approvals, Compliance with Laws. Except for the notices to be filed as described in this Agreement, Javien is not required to make any filing with, or obtain the consent or approval of, any person or entity as a condition to the consummation of the transactions contemplated by this Agreement. The business of Javien has been operated in compliance with all laws, rules and regulations applicable to its business, including, without limitation, those related to securities matters, trade matters, environmental matters, public health and safety, and labor and employment.

3.8 Javien Information. Javien is a company currently reporting with the SEC and hereby warrants that all filings required to be made with the SEC under the 33 Act and the Securities and Exchange Act of 1934 (the "34 Act") and the regulations thereunder shall be current as at the Closing. The Sellers acknowledge their opportunity to review the relevant filings with the SEC which accurately reflect the information relating to Javien and the financial condition of Javien. There will have been no material change in the business, assets or condition (financial or otherwise) of Javien since the date of Javien's most recent filings with the SEC prior to the Closing.

3.9 Javien Financial Condition. As of the Closing, Javien will have no assets or liabilities, except as disclosed in its most recent filings with the SEC, being the Annual Report on Form 10-KSB for Javien's fiscal year ended June 30, 2001 and the Quarterly Reports on Form 10-QSB for the quarters ended September 30, 2001 and December 31, 2001, which are attached in Exhibit "F" hereto.

3.10 Directors Approval. As of the Closing, Javien's Board of
Directors, by meeting or consent, shall have properly authorized the matters described herein.

3.11 The Javien Shares. All of the US Shares issued to Sellers at Closing, and all of the US Shares issuable upon exercise of the US Warrants, when issued in accordance with the terms of such US Warrants, shall be validly issued, fully-paid non-assessable shares of Javien common stock, with full voting rights, dividend rights, and right to receive the proceeds of liquidation , if any, as set forth in Javien's Certificate of Incorporation.

3.12 Indemnification. - All representations, warranties, covenants and agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of this Agreement and payment pursuant thereto. Javien hereby agrees to indemnify, defend, and hold harmless Sellers from and against any damage, loss, liability, or expense (including without limitation, reasonable expenses of investigation and reasonable attorney's fees) arising out of any wilful material misrepresentation of any fact, warranty, covenant, or agreement made by Javien in this Agreement. Each of the Sellers hereby agrees, jointly and severally, to indemnify, defend, and hold harmless Javien from and against any damage, loss, liability, or expense (including without limitation, reasonable expenses of investigation and reasonable attorney's fees) arising out of any wilful material misrepresentation of any fact, warranty, covenant, or agreement made by the Sellers in this Agreement.

4.0 Restricted Shares: Legend - The US Shares and the US Warrants have been issued to the Sellers hereunder have been issued pursuant to the safe harbor from registration provided by Regulation S promulgated under the 33 Act and pursuant to exemptions available to each Seller in his, her or its jurisdiction of residence. As such, the US Shares, the US Warrants and the US Shares issuable upon exercise of the US Warrants will be "restricted securities" as defined in Rule 144 under the 33 Act and each certificate issued to the Sellers hereunder representing the US Shares, the US Warrants and any US Shares issued upon exercise of the US Warrants, will bear a restrictive legend to such effect, containing, without limitation the following disclosure:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE ALBERTA SECURITIES COMMISSION OR THE SECURITIES COMMISSION OF ANY OTHER CANADIAN PROVINCE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S ("REG. S") PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND PURSUANT TO EXEMPTIONS OFFERED BY SECTION 107(1)(j) AND 132(d) OF THE ALBERTA SECURITIES ACT (THE "ALBERTA ACT"). THESE SECURITIES ARE "RESTRICTED". AS SUCH, THESE SECURITIES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REG. S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR ARE OFFERED OR SOLD PURSUANT TO REG. S OR OTHER EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. THESE SECURITIES MAY NOT BE OFFERED OR SOLD IN ALBERTA OR ANY OTHER CANADIAN PROVINCE UNLESS A FURTHER EXEMPTION FROM REGISTRATION REQUIREMENTS IS AVAILABLE OR THE HOLD PERIOD APPLICABLE TO THESE SECURITIES WITHIN THE HOLDER'S JURISDICTION OF RESIDENCE HAS EXPIRED. IN EITHER CASE, THE COMPANY MUST BE PROVIDED WITH AN OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT THE EXEMPTIONS ARE AVAILABLE. FURTHER, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY BE MADE ONLY IN COMPLIANCE WITH THE ACT. Furthermore, the certificates representing the US Warrants shall contain the following restrictive legend:
THIS WARRANT MAY ONLY BE EXERCISED: (i) BY A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), (ii) IF NOT EXERCISED ON BEHALF OF A U.S. PERSON, (iii) IF NO U.S. PERSON HAS ANY INTEREST IN THE WARRANTS BEING EXERCISED OR THE UNDERLYING SECURITIES TO BE ISSUED UPON EXERCISE, AND (iv) OUTSIDE THE UNITED STATES AND THE WARRANT SHARES UNDERLYING THE WARRANTS ARE TO BE DELIVERED OUTSIDE THE UNITED STATES. IF THE ABOVE CANNOT BE COMPLIED WITH, THEN THE WARRANT CAN BE EXERCISED ONLY IF A WRITTEN OPINION OF COUNSEL, THE FORM AND SUBSTANCE OF WHICH IS ACCEPTABLE TO THE COMPANY, IS DELIVERED TO THE COMPANY PRIOR TO EXERCISE OF THE WARRANTS BEING EXERCISED STATING THAT REGISTRATION IS NOT REQUIRED, OR THE UNDERLYING SECURITIES DELIVERED UPON EXERCISE HAVE BEEN REGISTERED UNDER THE ACT.
As well as legending the certificates representing any US Shares and the US Warrants, appropriate Stop Transfer instructions will be given to Javien's stock transfer agent with respect to the Seller's securities.

5.0 Conditions Precedent to Closing -
(a) The obligations of the Sellers under this Agreement shall be and are subject to each of the following conditions being fulfilled, prior to or at the Closing :
(i) Javien's representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time, and Javien will deliver an executed certificate confirming the foregoing;
(ii) Javien shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing; and
(iii) Javien's directors, by proper and sufficient vote taken either by consent or at a meeting duly and properly called and held, shall have properly approved all of the matters required to be approved by Javien's directors in order to approve this Agreement and the transactions contemplated hereby.
(b) The obligations of Javien under this Agreement shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:
(i) The Sellers shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of Closing; and
(ii)  	The Sellers shall have each consented to the terms of
this Agreement, by instrument in writing, which instrument shall also confirm the intent to sell their Shares and/or Warrants in exchange for US Shares and US Warrants, respectively.

6.0 Termination - This Agreement may be terminated at any time before or at Closing, by;

6.1 The mutual agreement of the parties; or

6.2 Any party if any legal proceeding has been instituted or is imminently threatening to delay, restrain or prevent the consummation of this Agreement.
Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

7.0 Exhibits - All Exhibits attached hereto are incorporated herein by this reference as if they were set forth in their entirety.

8.0 Miscellaneous Provisions - This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral. This Agreement may not be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of this Agreement shall not be deemed a waiver or relinquishment of such rights or powers at any other time or times.

9.0 Closing. The Closing of the transactions contemplated by this Agreement ("Closing") shall take place at the offices of Javien's attorneys, at 1:00 p.m. on April 1, 2002. At the Closing, all of the documents and items referred to herein shall be exchanged.

10.0 Prohibited Actions - Between the date hereof and the effective date of the merger, except with the prior written consent of Javien, JB shall not, nor shall any Seller cause JB to:

10.1 issue or sell any stock, bonds, or other corporate securities;

10.2 incur any obligation or liability (absolute or contingent), except current liabilities incurred, and obligations under contracts entered into, other than in the ordinary course of business;

10.3 discharge or satisfy any lien or encumbrance or pay any obligation or liability (absolute or contingent) other than in the ordinary course of business;

10.4 make any dividend or other payment or distribution to its shareholders or purchase or redeem any shares of its capital stock other than in the ordinary course of business;

10.5 mortgage, pledge, create a security interest in, or subject to a lien or other encumbrance, any of its assets, tangible or intangible, other than in the ordinary course of business;

10.6 sell or transfer any of its tangible assets or cancel any debts or claims except in each case in the ordinary course of business other than in the ordinary course of business;

10.7 sell, assign, or transfer any trademark, trade name, patent, or other intangible asset;

10.8 waive any right of any substantial value other than in the ordinary course of business; or

10.9 enter into any other transaction other than in the ordinary course of business.

11.0 Further Instruments - From time to time, as and when requested by the either of the parties or by its successors or assigns, the other party will execute and deliver, or cause to be delivered, all such deeds and other instruments; and will take or cause to be taken such further or other action as the parties may deem necessary or desirable in order to vest in and confirm to the purchaser title to and possession of all its property, rights, privileges, possessions, and franchises and otherwise to carry out the intents and purposes of this agreement.

12.0 Governing Law - This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and the laws of the United States applicable therein.

13.0 Counterparts.   This Agreement may be executed in duplicate
facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.

JAVIEN, INC.


By:	"Richard J. Wolfli"
	Richard J. Wolfli, Chairman

[Signed Acceptance Forms for each of the Sellers to be attached hereto]


LIST OF EXHIBITS

Exhibit "A"	List of Sellers

Exhibit "B"	List of US Shares issuable to Sellers holding
Shares

Exhibits "C-1" and "C-2"	List of US Warrants issuable to Sellers
holding Warrants

Exhibit "D"	Form of US Warrant

Exhibit "E"	True and correct copies of Javien's Certificate of
Incorporation and any amendments thereto and all current By-laws of Javien.

Exhibit "F"	Javien's audited financial statements for year
ended June 30, 2001 included within the Annual Report on Form 10-KSB filed with the SEC, as well as Javien's unaudited financial statements for the quarterly periods ended September 30, 2001 and December 31, 2001 included within the Quarterly Reports on Form 10-QSB filed with the SEC.